This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                   CDC IXIS CAPITAL MARKETS NORTH AMERICA INC.
                                  CDC 2004-HE3
                              FIXED RATE POPULATION


SELECTION CRITERIA: FIXED RATE POPULATION
TABLE OF CONTENTS

1. Documentation Level
2. Credit Score
3. Range of Original LTV Ratios (%)
4. Documentation Level Greater than 85% LTV

1. DOCUMENTATION LEVEL

---------------------------------------------------------------------------------------------------------------------------
                                                          % OF
                                                        MORGAGE
                                        AGGREGATE       POOL BY         AVG        WEIGHTED
                            NUMBER       CUT-OFF       AGGREGATE      MORTGAGE      AVERAGE      WEIGHTED
                              OF           DATE         CUT-OFF         LOAN         GROSS       AVERAGE       WEIGHTED
                           MORTGAGE     PRINCIPAL      PRINCIPAL     PRINCIPAL     INTEREST      ORIGINAL      AVERAGE
DOCUMENTATION LEVEL         LOANS        BALANCE        BALANCE       BALANCE        RATE          LTV        FICO SCORE
---------------------------------------------------------------------------------------------------------------------------
Full Documentation                418     66,577,712          55.69      159,277         6.787        76.01          646.1
---------------------------------------------------------------------------------------------------------------------------
Stated Documentation              297     45,774,287          38.29      154,122         7.394        78.71          658.8
---------------------------------------------------------------------------------------------------------------------------
Limited/Alternate                  20      4,118,307           3.44      205,915         6.433        80.15          645.2
---------------------------------------------------------------------------------------------------------------------------
No Ratio                           12      3,087,584           2.58      257,299         6.968        77.71          654.5
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                            747    119,557,890         100.00      160,051         7.012        77.23          651.2
---------------------------------------------------------------------------------------------------------------------------


2. CREDIT SCORE

--------------------------------------------------------------------------------------------------------------------------
                                                         % OF
                                                       MORGAGE
                                       AGGREGATE       POOL BY         AVG        WEIGHTED
                           NUMBER       CUT-OFF       AGGREGATE      MORTGAGE      AVERAGE      WEIGHTED
                             OF           DATE         CUT-OFF         LOAN         GROSS       AVERAGE       WEIGHTED
                          MORTGAGE     PRINCIPAL      PRINCIPAL     PRINCIPAL     INTEREST      ORIGINAL      AVERAGE
CREDIT SCORE               LOANS        BALANCE        BALANCE       BALANCE        RATE          LTV        FICO SCORE
--------------------------------------------------------------------------------------------------------------------------
501 - 520                         13      1,439,697           1.20      110,746         9.020        73.21          511.9
--------------------------------------------------------------------------------------------------------------------------
521 - 540                         13      1,426,449           1.19      109,727         8.643        78.68          531.6
--------------------------------------------------------------------------------------------------------------------------
541 - 560                         24      3,769,654           3.15      157,069         7.728        71.60          549.3
--------------------------------------------------------------------------------------------------------------------------
561 - 580                         35      5,119,648           4.28      146,276         7.448        69.85          572.2
--------------------------------------------------------------------------------------------------------------------------
581 - 600                         56      8,217,413           6.87      146,740         7.574        75.81          590.3
--------------------------------------------------------------------------------------------------------------------------
601 - 620                         75     10,631,559           8.89      141,754         7.258        76.58          611.2
--------------------------------------------------------------------------------------------------------------------------
621 - 640                        134     23,085,277          19.31      172,278         6.859        75.71          629.6
--------------------------------------------------------------------------------------------------------------------------
641 - 660                        114     17,957,684          15.02      157,524         7.104        81.12          649.6
--------------------------------------------------------------------------------------------------------------------------
661 - 680                        100     15,686,874          13.12      156,869         6.910        78.81          669.7
--------------------------------------------------------------------------------------------------------------------------
681 - 700                         64     10,226,465           8.55      159,789         6.655        81.66          692.2
--------------------------------------------------------------------------------------------------------------------------
701 - 720                         45      7,696,083           6.44      171,024         6.592        77.11          709.1
--------------------------------------------------------------------------------------------------------------------------
721 - 740                         22      4,254,596           3.56      193,391         6.692        79.75          731.2
--------------------------------------------------------------------------------------------------------------------------
741 - 760                         28      5,922,643           4.95      211,523         6.600        75.56          750.2
--------------------------------------------------------------------------------------------------------------------------
761 - 780                         13      2,354,021           1.97      181,079         6.242        77.14          767.5
--------------------------------------------------------------------------------------------------------------------------
781 - 800                          9      1,494,917           1.25      166,102         6.335        66.35          792.6
--------------------------------------------------------------------------------------------------------------------------
801 - 820                          2        274,909           0.23      137,455         5.591        52.13          805.9
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                           747    119,557,890         100.00      160,051         7.012        77.23          651.2
--------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 502
Maximum: 807
Non-Zero Weighted Average: 651

3. RANGE OF ORIGINAL LTV RATIOS (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                   % OF
                                                                 MORGAGE
                                                 AGGREGATE       POOL BY         AVG        WEIGHTED
                                     NUMBER       CUT-OFF       AGGREGATE      MORTGAGE      AVERAGE      WEIGHTED
                                       OF           DATE         CUT-OFF         LOAN         GROSS       AVERAGE       WEIGHTED
                                    MORTGAGE     PRINCIPAL      PRINCIPAL     PRINCIPAL     INTEREST      ORIGINAL      AVERAGE
RANGE OF ORIGINAL LTV RATIOS (%)     LOANS        BALANCE        BALANCE       BALANCE        RATE          LTV        FICO SCORE
------------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                                1         49,816           0.04       49,816         7.390        11.11            565
------------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                                1         68,708           0.06       68,708         9.990        20.00            696
------------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                                1         70,760           0.06       70,760         5.375        21.39            699
------------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                                5        585,885           0.49      117,177         6.122        28.12          709.6
------------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                                3        350,605           0.29      116,868         6.494        33.07          668.7
------------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                                5        575,018           0.48      115,004         6.440        38.63          639.8
------------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                               13      2,747,765           2.30      211,367         6.608        43.10          651.9
------------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                               26      3,874,266           3.24      149,010         6.528        47.92          636.7
------------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                               22      2,391,133           2.00      108,688         6.796        52.66          653.2
------------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                               28      5,499,837           4.60      196,423         6.366        57.72          631.6
------------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                               39      7,935,628           6.64      203,478         6.130        63.59          664.5
------------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                               44      7,595,782           6.35      172,631         6.810        68.70          631.5
------------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                               73     15,272,050          12.77      209,206         6.597        73.96          661.7
------------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                              144     28,574,601          23.90      198,435         6.813        79.29          646.4
------------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                               63      9,354,173           7.82      148,479         7.376        84.36          636.3
------------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                               96     18,319,328          15.32      190,826         7.144        89.48          648.9
------------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                               65      8,590,011           7.18      132,154         7.392        94.68          669.9
------------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                             118      7,702,524           6.44       65,276         9.535        99.89          672.1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                     747    119,557,890         100.00      160,051         7.012        77.23          651.2
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 11.11
Maximum: 100.00
Weighted Average: 77.23

4. DOCUMENTATION LEVEL GREATER THAN 85% LTV

-----------------------------------------------------------------------------------------------------------------------------
                                                            % OF
                                                          MORGAGE
                                          AGGREGATE       POOL BY         AVG        WEIGHTED
                              NUMBER       CUT-OFF       AGGREGATE      MORTGAGE      AVERAGE      WEIGHTED
                                OF           DATE         CUT-OFF         LOAN         GROSS       AVERAGE       WEIGHTED
DOCUMENTATION LEVEL          MORTGAGE     PRINCIPAL      PRINCIPAL     PRINCIPAL     INTEREST      ORIGINAL      AVERAGE
GREATER THAN 85% LTV           LOANS        BALANCE        BALANCE       BALANCE        RATE          LTV        FICO SCORE
-----------------------------------------------------------------------------------------------------------------------------
Full Documentation                  125     18,137,684          52.40      145,101         7.214        92.37          656.5
-----------------------------------------------------------------------------------------------------------------------------
Stated Documentation                143     15,015,938          43.38      105,007         8.410        94.17          664.4
-----------------------------------------------------------------------------------------------------------------------------
Limited/Alternate                     7      1,248,863           3.61      178,409         6.975        89.74          634.8
-----------------------------------------------------------------------------------------------------------------------------
No Ratio                              4        209,377           0.60       52,344         9.493        97.16          680.5
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                              279     34,611,862         100.00      124,057         7.738        93.09          659.3
-----------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.